GMA

                                          CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption  "Experts" in the  Registration  Statement  (Form S-2 No.
33-89676)  and related  Prospectus of American  Skandia Life  Assurance  Corporation  and to the  incorporation  by reference  therein of our report dated February 3, 2003, with respect to the consolidated  financial  statements of
American Skandia Life Assurance  Corporation  included in its Annual Report (Form 10-K) for the year ended December
31, 2002, filed with the Securities and Exchange Commission.

                                                              /s/ERNST & YOUNG LLP

Hartford, Connecticut
April 25, 2003